Exhibit 10.12

AMENDMENT NO. 1
TO
THE LINCOLN ELECTRIC COMPANY
EMPLOYEE SAVINGS PLAN
(as amended and restated EFFECTIve April 25, 2022)

The Lincoln Electric Company, an Ohio corporation, hereby adopts this Amendment No. 1 to The Lincoln Electric Company Employee Savings Plan (As Amended and Restated Effective April 25, 2022) (the “Plan”), effective as of June 15, 2022.

I.

The introduction preceding Article I of the Plan is hereby amended by inserting a new paragraph at the end thereof to read as follows:

“Effective as of June 15, 2022, pursuant to an Instrument of Merger entered into by The Lincoln Electric Company and Lincoln Electric Automation, Inc. (as successor to Coldwater Machine Company, LLC), the Coldwater Machine Company, LLC 401(k) Plan (the “Coldwater Plan”) will merge with and into the Plan and all accounts held under the Coldwater Plan, will be transferred to the Plan.”

II.

The first sentence of Subsection 1.1(6) of the Plan is hereby amended in its entirety to read as follows:

“The contributions made pursuant to Section 3.1 of the Plan, elective deferral contributions made to the Weartech Plan on behalf of Former Weartech Plan Participants, elective deferral contributions made to the Harris Plan on behalf of Former Harris Plan Participants, elective deferral contributions made to the Rimrock Plan on behalf of Former Rimrock Plan Participants, elective deferral contributions made to the Wolf Plan on behalf of Former Wolf Plan Participants, elective deferral contributions made to the Pro-Systems Plan on behalf of Former Pro-Systems Plan Participants, elective deferral contributions made to the Techalloy Plan on behalf of Former Techalloy Plan Participants, elective deferral contributions made to the Tennessee Rand Plan on behalf of Former Tennessee Rand Plan Participants, elective deferral contributions made to the Wayne Trail Plan on behalf of Former Wayne Trail Plan Participants, and elective deferral contributions made to the Coldwater Plan on behalf of Former Coldwater Plan Participants, in each case excluding Roth Contributions.”

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III.

The reference to “Section 1.1(26)(b)” in Subsection 1.1(10) of the Plan is hereby deleted and replaced with a reference to “Subsection 1.1(28)(b)”.

IV.

Subsection 1.1(10) of the Plan is hereby amended by inserting a new sentence a the end thereof to read as follows:

“With respect to a Former Coldwater Plan Participant, for periods prior to June 15, 2022, the term “Break In Service” shall mean ‘One-Year Break in Service’ (as defined in the Coldwater Plan for vesting purposes).”

V.

Section 1.1 of the Plan is hereby amended by (i) inserting new Subsections 1.1(12) and 1.1(13) immediately following existing Subsection 1.1(11) to read as follows, and (ii) renumbering the succeeding Subsections of Section 1.1 accordingly:

“(12)Coldwater Plan: The Coldwater Machine Company, LLC 401(k) Plan, as in effect immediately prior to its merger into the Plan effective as of June 15, 2022.

(13)Coldwater Prior Employer Contributions: Matching employer contributions and nonelective employer profit sharing contributions made to the Coldwater Plan on behalf of Former Coldwater Plan Participants who (A) are not employed by Lincoln Electric Automation, Inc. (as successor to Coldwater Machine Company, LLC) on June 15, 2022 and (B) were not employed by Coldwater Machine Company, LLC on December 31, 2019.”

VI.

The reference to “Section 1.1(21)” in Subsection 1.1(16) of the Plan (renumbered as Subsection 1.1(18) by the foregoing) is hereby deleted and replaced with a reference to “Subsection 1.1(23)”.

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VII.

Subsection 1.1(17) of the Plan (renumbered as Subsection 1.1(19) by the foregoing) is hereby amended by inserting a new sentence at the end thereof to read as follows:

“Any designation of a Death Beneficiary made by a Former Coldwater Plan Participant pursuant to the Coldwater Plan shall be cancelled as of June 15, 2022.”

VIII.

Subsection 1.1(18) of the Plan (renumbered as Subsection 1.1(20) by the foregoing) is hereby amended in its entirety to read as follows:

“(20)Disability: In the case of a Member who is a Former Weartech Plan Participant, a Former Pro-Systems Plan Participant, a Former Tennessee Rand Plan Participant or a Former Coldwater Plan Participant, Disability means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or has lasted or can be expected to last for a continuous period of not less than twelve months. In the case of a Member who is a Former Rimrock Plan Participant or a Former Wolf Plan Participant, Disability means the Member suffers from a medically determinable physical or mental impairment that may be expected to result in death or to last for a continuous period of not less than twelve months and that renders him incapable of performing his duties. The permanence and degree of such impairment of a Former Weartech Plan Participant, Former Rimrock Plan Participant, Former Wolf Plan Participant, Former Pro-Systems Plan Participant, Former Tennessee Rand Plan Participant or Former Coldwater Plan Participant must be supported by medical evidence satisfactory to the Administrative Committee. In the case of all other Members, a Member shall be considered to have incurred a Disability if he is eligible for and receives disability insurance benefits under the Federal Social Security Act. A Former Weartech Plan Participant, Former Rimrock Plan Participant, Former Wolf Plan Participant, Former Pro-Systems Plan Participant, Former Tennessee Rand Plan Participant or Former Coldwater Plan Participant who is eligible for and receives disability insurance benefits under the Federal Social Security Act shall be deemed to have incurred a Disability. A Member who incurs a Disability is ‘Disabled’.”

IX.

Subsection 1.1 of the Plan is hereby amended by (i) inserting a new Subsection 1.1(32) immediately following existing Subsection 1.1(29) (renumbered as

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Subsection 1.1(31) by the foregoing) to read as follows and (ii) renumbering the succeeding Subsections of Section 1.1 accordingly:

“(32)Former Coldwater Plan Participant: Any person who immediately prior to the effective time of the merger of the Coldwater Plan into this Plan had amounts held on his behalf in one or more accounts maintained under the Coldwater Plan.”

X.

Subsection 1.1(52) of the Plan (renumbered as Subsection 1.1(55) by the foregoing) is hereby amended in its entirety to read as follows:

“(55)Matching Employer Contributions: The contributions made pursuant to Section 4.1 of the Plan (or pursuant to any Instrument of Adoption), employer matching contributions made to the Weartech Plan on behalf of Former Weartech Plan Participants who were Employees on August 29, 2016, matching employer contributions made to the Harris Plan on behalf of Former Harris Plan Participants who were Employees on August 1, 2017, matching employer contributions made to the Rimrock Plan on behalf of Former Rimrock Plan Participants who were employees of Rimrock Corporation on January 1, 2020, matching employer contributions made to the Wolf Plan on behalf of Former Wolf Plan Participants who were employees of Wolf Robotics, LLC on January 1, 2020, qualified matching contributions made pursuant to the Rimrock Plan on behalf of Former Rimrock Plan Participants or the Wolf Plan on behalf of Former Wolf Plan Participants, matching employer contributions made to the Pro-Systems Plan on behalf of Former Pro-Systems Plan Participants who (A) were employed by Pro-Systems, LLC on December 31, 2019 or (B) are employees of Lincoln Electric Automation, Inc. (the successor to Pro-Systems, LLC) on January 15, 2021, matching employer contributions made to the Techalloy Plan on behalf of Former Techalloy Plan Participants who (A) were employed by Arc Products, Inc. on December 31, 2019 or (B) are employees of The Lincoln Electric Company (the successor to Arc Products, Inc.) on April 25, 2022, matching employer contributions made to the Tennessee Rand Plan on behalf of Former Tennessee Rand Plan Participants who (A) were employed by Tennessee Rand, Inc. on December 31, 2020 or (B) are employees of Lincoln Electric Automation, Inc. (the successor to Tennessee Rand, Inc.) on April 29, 2022, matching employer contributions made to the Wayne Trail Plan on behalf of Former Wayne Trail Plan Participants who (A) were employed by Wayne Trail Technologies, Inc. on December 31, 2019 or (B) are employees of Lincoln Electric Automation, Inc. (the successor to Wayne Trail Technologies, Inc.) on May 2, 2022, and matching employer contributions made to the Coldwater Plan on behalf of Former Coldwater Plan Participants who (A) were employed by Coldwater Machine Company, LLC on December 31, 2019 or (B) are employees of Lincoln Electric Automation, Inc. (the successor to Coldwater Machine Company, LLC) on June 15, 2022.

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XI.

Subsection 1.1(57) of the Plan (renumbered as Subsection 1.1(60) by the foregoing) is hereby amended in its entirety to read as follows:

“(60)Nonelective Employer Contributions: The contributions made pursuant to Section 4.6 of the Plan, nonelective employer contributions made to the Harris Plan on behalf of Former Harris Plan Participants who were Employees on August 1, 2017, nonelective employer contributions made to the Rimrock Plan on behalf of Former Rimrock Plan Participants who were employees of Rimrock Corporation on January 1, 2020, nonelective employer contributions made to the Wolf Plan on behalf of Former Wolf Plan Participants who were employees of Wolf Robotics, LLC on January 1, 2020, nonelective employer profit sharing contributions made to the Techalloy Plan on behalf of Former Techalloy Plan Participants who (A) were employed by Arc Products, Inc. on December 31, 2019 or (B) are employees of The Lincoln Electric Company (the successor to Arc Products, Inc.) on April 25, 2022, nonelective employer profit sharing contributions made to the Tennessee Rand Plan on behalf of Former Tennessee Rand Plan Participants who (A) were employed by Tennessee Rand, Inc. on December 31, 2020 or (B) are employees of Lincoln Electric Automation, Inc. (the successor to Tennessee Rand, Inc.) on April 29, 2022, nonelective employer profit sharing contributions made to the Wayne Trail Plan on behalf of Former Wayne Trail Plan Participants who (A) were employed by Wayne Trail Technologies, Inc. on December 31, 2019 or (B) are employees of Lincoln Electric Automation, Inc. (the successor to Wayne Trail Technologies, Inc.) on May 2, 2022, and nonelective employer profit sharing contributions made to the Coldwater Plan on behalf of Former Coldwater Plan Participants who (A) were employed by Coldwater Machine Company, LLC on December 31, 2019 or (B) are employees of Lincoln Electric Automation, Inc. (the successor to Coldwater Machine Company, LLC) on June 15, 2022.”

XII.

Subsection 1.1(71) of the Plan (renumbered as Subsection 1.1(74) by the foregoing) is hereby amended in its entirety to read as follows:

“(74)Rollover Contributions: Cash or cash equivalents received and held by the Trustee pursuant to the provisions of Section 3.9, rollover contributions made to the Weartech Plan by Former Weartech Plan Participants, rollover contributions made to the Rimrock Plan by Former Rimrock Plan Participants, rollover contributions made to the Wolf Plan by Former Wolf Plan Participants, rollover contributions made to the Pro-Systems Plan by Former Pro-Systems Plan Participants, rollover contributions made to the Techalloy Plan by Former Techalloy Plan Participants, rollover contributions made to the Tennessee Rand Plan by Former Tennessee Rand Plan Participants, rollover

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contributions made to the Wayne Trail Plan by Former Wayne Trail Plan Participants, and rollover contributions made to the Coldwater Plan by Former Coldwater Plan Participants.”

XIII.

The first sentence of Subsection 1.1(72) of the Plan (renumbered as Subsection 1.1(75) by the foregoing) is hereby amended in its entirety to read as follows:

“The contributions made pursuant to Section 3.1 of the Plan which the Member has irrevocably designated as being contributed in lieu of all or a portion of the Before-Tax Contributions that the Member is otherwise eligible to make under the Plan, and which are treated by the Company as includible in the Member’s gross income pursuant to section 402A of the Code at the time the Member would have received that amount in cash if the Member had not elected to make the contribution, and Roth contributions made pursuant to similar provisions of the Rimrock Plan on behalf of Former Rimrock Plan Participants, of the Wolf Plan on behalf of Former Wolf Plan Participants, of the Pro-Systems Plan on behalf of Former Pro-Systems Plan Participants or of the Coldwater Plan on behalf of Former Coldwater Plan Participants.”

XIV.

The fourth sentence of Subsection 1.1(88) of the Plan (renumbered as Subsection 1.1(91) by the foregoing) and the table immediately following such sentence are hereby amended in their entirety to read as follows:

“Further notwithstanding the foregoing, but subject to Subsections 6.3(7), 6.3(9), 6.3(10), 6.3(11), 6.3(13) and 6.3(15), (A) in the case of a Former Weartech Plan Participant who was not an Employee on August 29, 2016, the portion of such Former Weartech Plan Participant’s Account that is derived from Weartech Prior Matching Contributions, (B) in the case of a Former Rimrock Plan Participant who was not employed by Rimrock Corporation on January 1, 2020, the portion of such Former Rimrock Plan Participant’s Account that is derived from Rimrock Prior Employer Contributions, (C) in the case of a Former Wolf Plan Participant who was not employed by Wolf Robotics, LLC on January 1, 2020, the portion of such Former Wolf Plan Participant’s Account that is derived from Wolf Prior Employer Contributions, (D) in the case of a Former Pro-Systems Plan Participant who (i) is not employed by Lincoln Electric Automation, Inc. (the successor to Pro-Systems, LLC) on January 15, 2021, and (ii) was not employed by Pro-Systems, LLC on December 31, 2019, the portion of such Former Pro-Systems Plan Participant’s

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Account that is derived from Pro-Systems Prior Employer Contributions, (E) in the case of a Former Tennessee Rand Plan Participant who (i) is not employed by Lincoln Electric Automation, Inc. (the successor to Tennessee Rand, Inc.) on April 29, 2022, and (ii) was not employed by Tennessee Rand, Inc. on December 31, 2019, the portion of such Former Tennessee Rand Plan Participant’s Account that is derived from Tennessee Rand Prior Employer Contributions, and (F) in the case of a Former Coldwater Plan Participant who (i) is not employed by Lincoln Electric Automation, Inc. (the successor to Coldwater Machine Company, LLC) on June 15, 2022, and (ii) was not employed by Coldwater Machine Company, LLC on December 31, 2019, the portion of such Former Coldwater Plan Participant’s Account that is derived from Coldwater Prior Employer Contributions, shall be nonforfeitable in accordance with the following table based on his Years of Vesting Service at any particular time:

Years of Vesting Service

Percent of Weartech Prior Matching Contributions, Rimrock Prior Employer Contributions, Wolf Prior Employer Contributions, Pro-Systems Prior Employer Contributions, Tennessee Rand Prior Employer Contributions or Coldwater Prior Employer Contributions Nonforfeitable

Less than 2	0%
2 but less than 3	20%
3 but less than 4	40%
4 but less than 5	60%
5 but less than 6	80%
6 or more	100%”

XV.

Subsection 1.1(88) of the Plan (renumbered as Subsection 1.1(91) by the foregoing) is hereby amended by inserting a new sentence immediately following the seventh sentence thereof to read as follows:

“Further notwithstanding the foregoing, in the case of a Former Coldwater Plan Participant who (A) is not employed by Lincoln Electric Automation, Inc. (the successor to Coldwater Machine Company, LLC), on June 15, 2022 and (B) was not employed by Coldwater Machine Company, LLC on December 31, 2019, but again becomes an Employee employed by Lincoln Electric Automation, Inc. after June 15, 2022, the portion of such Employee’s Account that is derived from Coldwater Prior Employer Contributions, and that has not previously become forfeited in accordance with

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Section 6.3, shall be 100% nonforfeitable on and after the date such individual again becomes employed by Lincoln Electric Automation, Inc.”

XVI.

The reference to “Section 1.1(26)(b)” in Subsection 1.1(89)(a) of the Plan (renumbered as Subsection 1.1(92)(a) by the foregoing) is hereby deleted and replaced with a reference to “Subsection 1.1(28)(b)”.

XVII.

Subsection 1.1(89)(b) of the Plan (renumbered as Subsection 1.1(92)(b) by the foregoing) is hereby amended in its entirety to read as follows:

“(b)Notwithstanding the foregoing paragraph (a), (i) in the case of any Employee (other than a Former Rimrock Plan Participant, Former Wolf Plan Participant, Former Pro-Systems Plan Participant, Former Techalloy Plan Participant, Former Tennessee Rand Plan Participant or Former Coldwater Plan Participant) who has a Break in Service and who does not have a nonforfeitable right to a benefit under the Plan, Years of Vesting Service before his Break in Service shall not be taken into account only if the number of his consecutive 1-Year Breaks in Service equals or exceeds the greater of five or the aggregate number of his Years of Vesting Service before his Break in Service; and such aggregate number of his Years of Vesting Service before his Break in Service shall not include any Years of Vesting Service not required to be taken into account under this paragraph by reason of any prior Break in Service, and (ii) an Employee shall not be credited with Vesting Service for any period after the termination of the Plan as to him.”

XVIII.

Subsection 1.1(89)(e) of the Plan (renumbered as Subsection 1.1(92)(e) by the foregoing) is hereby amended in its entirety to read as follows:

“(e)Further notwithstanding any other provision of the Plan to the contrary and solely to the extent such service is not otherwise credited under this Section 1.1(92), (i) in the case of an Employee who was employed by Kaliburn, Inc. prior to January 1, 2020, Years of Vesting Service shall also include periods of employment with ITT Corporation prior to November 14, 2012, provided that such Employee was an “Employee” (as defined in the Plan) on November 14, 2012; (ii) with respect to any Former Weartech Plan Participant, (A) Years of Vesting Service shall include service credited for vesting purposes under the Weartech Plan as of December 31, 2015 (excluding any service that is disregarded under the terms of the Weartech Plan) and (B) for the Plan Year commencing

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January 1, 2016, Vesting Service shall be credited in accordance with Treasury Regulation section 1.410(a)-7(g); (iii) with respect to any Former Harris Plan Participant, Years of Vesting Service shall include service credited for vesting purposes under the Harris Plan immediately prior to August 1, 2017 (excluding any service that is disregarded under the terms of the Harris Plan); (iv) with respect to any Former Rimrock Plan Participant, Years of Vesting Service shall include service credited for vesting purposes under the Rimrock Plan immediately prior to January 1, 2020 (including vesting service counted as part of the purchase of ABB divisions by Rimrock Holdings for those employees transitioned from ABB to Rimrock Automation as of July 23, 2003 and for those employees transitioned from ABB to Wolf Robotics as of November 16, 2003, but excluding any service that is disregarded under the terms of the Rimrock Plan); (v) with respect to any Former Wolf Plan Participant, Years of Vesting Service shall include service credited for vesting purposes under the Wolf Plan immediately prior to January 1, 2020 (excluding any service that is disregarded under the terms of the Wolf Plan); (vi) with respect to any Former Pro-Systems Plan Participant, (A) Years of Vesting Service shall include service credited for vesting purposes under the Pro-Systems Plan immediately prior to January 15, 2021 (excluding any service that is disregarded under the terms of the Pro-Systems Plan) and (B) for the Plan Year commencing January 1, 2021, Vesting Service shall be credited in accordance with Treasury Regulation section 1.410(a)-7(g); (vii) with respect to any Former Techalloy Plan Participant, (A) Years of Vesting Service shall include service credited for vesting purposes under the Techalloy Plan immediately prior to April 25, 2022 (including service with Central Wire credited for vesting purposes as provided under the terms of the Techalloy Plan, but excluding any service that is disregarded under the terms of the Techalloy Plan) and (B) for the Plan Year commencing January 1, 2022, Vesting Service shall be credited in accordance with Treasury Regulation section 1.410(a)-7(g); (viii) with respect to any Former Tennessee Rand Plan Participant, (A) Years of Vesting Service shall include service credited for vesting purposes under the Tennessee Rand Plan immediately prior to April 29, 2022 (excluding any service that is disregarded under the terms of the Tennessee Rand Plan) and (B) for the Plan Year commencing January 1, 2022, Vesting Service shall be credited in accordance with Treasury Regulation section 1.410(a)-7(g); (ix) with respect to any Former Wayne Trail Plan Participant, (A) Years of Vesting Service shall include service credited for vesting purposes under the Wayne Trail Plan immediately prior to May 2, 2022 (excluding any service that is disregarded under the terms of the Wayne Trail Plan) and (B) for the Plan Year commencing January 1, 2022, Vesting Service shall be credited in accordance with Treasury Regulation section 1.410(a)-7(g); and (x) with respect to any Former Coldwater Plan Participant, (A) Years of Vesting Service shall include service credited for vesting purposes under the Coldwater Plan immediately prior to June 15, 2022 (including service with Lincoln Electric Automation, Inc., Arctic Fox, LLC, The Coldwater Machine Company, Inc., North River Capital, LLC, Premium Supply, Inc. T-E INCORPORATED, Wayne Manufacturing, LLC, and MetalX, LLC credited for vesting purposes as provided under the terms of the Coldwater Plan, but excluding any service that is disregarded under the terms of the Coldwater Plan) and (B) for the Plan Year commencing January 1, 2022,

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Vesting Service shall be credited in accordance with Treasury Regulation section 1.410(a)-7(g).”

XIX.

The reference to “Section 1.1(47)(b)” in Subsection 1.1(96) of the Plan (renumbered as Subsection 1.1(99) by the foregoing) is hereby deleted and replaced with a reference to “Subsection 1.1(49)(b)”.

XX.

The last sentence of Subsection 1.1(96) of the Plan (renumbered as Subsection 1.1(99) by the foregoing) is hereby amended in its entirety to read as follows:

“Notwithstanding any other provision of the Plan to the contrary and solely to the extent such service is not otherwise credited under this Section 1.1(99), (a) in the case of an Employee who was employed by Kaliburn, Inc. prior to January 1, 2020, Years of Eligibility Service shall also include periods of employment with ITT Corporation prior to November 14, 2012, provided that such Employee was an “Employee” (as defined in the Plan) on November 14, 2012, (b) in the case of a Former Weartech Plan Participant, Years of Eligibility Service shall include any service credited for eligibility purposes under the Weartech Plan immediately prior to August 29, 2016, (c) in the case of a Former Harris Plan Participant, Years of Eligibility Service shall include any service credited for eligibility purposes under the Harris Plan immediately prior to August 1, 2017, (d) in the case of a Former Rimrock Plan Participant, Years of Eligibility Service shall include any service credited for eligibility purposes under the Rimrock Plan immediately prior to January 1, 2020, (e) in the case of a Former Wolf Plan Participant, Years of Eligibility Service shall include any service credited for eligibility purposes under the Wolf Plan immediately prior to January 1, 2020, (f) in the case of a Former Pro-Systems Plan Participant, Years of Eligibility Service shall include any service credited for eligibility purposes under the Pro-Systems Plan immediately prior to January 15, 2021, (g) in the case of a Former Techalloy Plan Participant, Years of Eligibility Service shall include any service credited for eligibility purposes under the Techalloy Plan immediately prior to April 25, 2022 (including service with Central Wire credited for eligibility purposes as provided under the terms of the Techalloy Plan), (h) in the case of a Former Tennessee Rand Plan Participant, Years of Eligibility Service shall include any service credited for eligibility purposes under the Tennessee Rand Plan immediately prior to April 29, 2022, (i) in the case of a Former Wayne Trail Plan Participant, Years of Eligibility Service shall include any service credited for eligibility purposes under the Wayne Trail Plan immediately prior to May 2, 2022, and (j) in the case of a Former Coldwater Plan Participant, Years of Eligibility Service shall include any service credited

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for eligibility purposes under the Coldwater Plan immediately prior to June 15, 2022 (including service with Lincoln Electric Automation, Inc., Arctic Fox, LLC, The Coldwater Machine Company, Inc., North River Capital, LLC, Premium Supply, Inc. T-E INCORPORATED, Wayne Manufacturing, LLC, or MetalX, LLC credited for eligibility purposes as provided under the terms of the Coldwater Plan).”

XXI.

The reference to “Section 1.1(89)” in Subsection 1.1(97) of the Plan (renumbered as Subsection 1.1(100) by the foregoing) is hereby deleted and replaced with a reference to “Subsection 1.1(92)”.

XXII.

Section 1.2 of the Plan is hereby amended by inserting a new Subsection 1.2(15) at the end thereof to read as follows:

“(15)The benefits payable to a Former Coldwater Plan Participant under the Coldwater Plan whose employment with the Controlled Group terminated, including by reason of death, before June 15, 2022 (and who is not rehired by a Controlled Group Member on or after June 15, 2022) shall be determined by and paid in accordance with the terms and provisions of the Coldwater Plan as in effect at the date of such termination, except to the extent that certain provisions of the Plan apply to such individual as a result of applicable law or the context clearly requires the application of such provision to such individual.”

XXIII.

Section 2.2 of the Plan is hereby amended by inserting a new Subsection 2.2(9) at the end thereof to read as follows:

“(9)A Former Coldwater Plan Participant who had an account under the Coldwater Plan immediately prior to the effective time of the merger of the Coldwater Plan into this Plan but did not become a Member pursuant to Subsection (1), shall become a Member on June 15, 2022 upon such merger, but shall not be eligible to have Before-Tax Contributions or Roth Contributions made for him unless he is an Eligible Employee and enrolls in the Plan in accordance with Subsection (1).”

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XXIV.

The reference to “Section 1.1(21)” in Subsection 3.9(3) of the Plan is hereby deleted and replaced with a reference to “Subsection 1.1(23)”.

XXV.

The first sentence of Section 5.2 of the Plan is hereby amended in its entirety to read as follows:

“The Company shall establish and maintain, or cause to be established and maintained, an Account for each Member, which Account shall reflect, pursuant to Sub-Accounts established and maintained thereunder, the amount, if any, of the Member’s (1) Before Tax Contributions, (2) Roth Contributions, (3) Rollover Contributions, (4) Prior ESOP Contributions, (5) Matching Employer Contributions, (6) Qualified Nonelective Contributions, (7) Nonelective Employer Contributions, (8) Transitional Employer Contributions, (9) FSP Contributions, (10) FSP Plus Contributions, (11) Weartech Prior Matching Contributions, (12) Harris Prior Employer Contributions, (13) Rimrock Prior Employer Contributions, (14) Wolf Prior Employer Contributions, (15) Pro-Systems Prior Employer Contributions, (16) Techalloy Prior Employer Contributions, (17) Tennessee Rand Prior Employer Contributions, (18) Wayne Trail Prior Employer Contributions, and (19) Coldwater Prior Employer Contributions.”

XXVI.

The last sentence of Subsection 5.8(1) of the Plan is hereby amended in its entirety to read as follows:

“Each loan shall be charged against the Member’s Vested Interest in his Sub-Accounts as follows: first, against the Member’s Rollover Contributions Sub-Account (excluding the Roth Rollover Contributions Sub-Account), if any; second, to the extent necessary, against the Member’s Before-Tax Contributions Sub-Account, if any; third, to the extent necessary, against the Member’s Qualified Nonelective Contributions Sub-Account, if any; fourth, to the extent necessary, against the Member’s Matching Employer Contributions Sub-Account, if any; fifth, to the extent necessary, against the Member’s Nonelective Employer Contributions Sub-Account, if any; sixth, to the extent necessary, against the Member’s Transitional Employer Contributions Sub-Account, if any; seventh, to the extent necessary, against the Member’s Prior ESOP Contributions Sub-Account, if any; eighth, to the extent necessary, against the Member’s Weartech Prior Matching Contributions Sub-Account, if any; ninth, to the extent necessary, against the Member’s FSP Contributions Sub-Account; tenth, to the extent necessary, against the Member’s FSP Plus Contributions Sub-Account; eleventh, to the extent necessary, against the

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Member’s Harris Prior Employer Contributions Sub-Account, if any; twelfth, to the extent necessary, against the Member’s Roth Rollover Contributions Sub-Account; thirteenth, to the extent necessary, against the Member’s Roth Contributions Sub-Account; fourteenth, to the extent necessary, against the Member’s Rimrock Prior Employer Contributions Sub-Account, if any; fifteenth, to the extent necessary, against the Member’s Wolf Prior Employer Contributions Sub-Account, if any; sixteenth, to the extent necessary, against the Member’s Pro-Systems Prior Employer Contributions Sub-Account, if any; seventeenth, to the extent necessary, against the Member’s Techalloy Prior Employer Contributions Sub-Account, if any; eighteenth, to the extent necessary, against the Member’s Tennessee Rand Prior Employer Contributions Sub-Account, if any; nineteenth, to the extent necessary, against the Member’s Wayne Trail Prior Employer Contributions Sub-Account, if any; and twentieth, to the extent necessary, against the Member’s Coldwater Prior Employer Contributions Sub-Account, if any.”

XXVII.

Section 5.8 of the Plan is hereby amended by inserting a new Subsection 5.8(11) at the end thereof to read as follows:

“(11)Loans outstanding under the Coldwater Plan on June 15, 2022 were transferred to the Plan and shall continue to be governed by the terms in effect for such loans under the Coldwater Plan on June 15, 2022, and such loans (i) shall not be subject to the maximum repayment period for a loan used to acquire a principal residence of the Member set forth in Subsection (5)(d)(iii) of this Section.”

XXVIII.

The reference to “Section 1.1(88)” in Subsection 6.3(5) of the Plan is hereby deleted and replaced with a reference to “Subsection 1.1(91)”.

XXIX.

Section 6.3 of the Plan is hereby amended by inserting a new Subsection 6.3(15) at the end thereof to read as follows:

“(15)If a Former Coldwater Participant who forfeited all or a portion of his interest under the Coldwater Plan on account of a distribution (or deemed distribution) to him from the Coldwater Plan prior to June 15, 2022 is reemployed as an Eligible Employee under this Plan on or after June 15, 2022 but prior to incurring five consecutive 1-Year Breaks in Service, such Former Coldwater Plan Participant shall have the right to repay to the Trust Fund the full amount of the distribution on or before the earlier of (a) the date such Former Coldwater Plan Participant incurs five consecutive 1-Year Breaks in Service

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following the date of distribution or (b) the end of the five-year period beginning with the date on which such Former Coldwater Plan Participant is reemployed. If a Former Coldwater Plan Participant who received a deemed distribution from the Coldwater Plan prior to June 15, 2022 is reemployed as an Eligible Employee on or after June 15, 2022 but prior to incurring five consecutive 1-Year Breaks in Service, such Former Coldwater Plan Participant will be deemed to have immediately repaid such distribution to the Plan. In the event of a repayment as described in this Subsection, the Former Coldwater Plan Participant’s Years of Vesting Service to which such payment related shall be reinstated and an Account shall be established for such Former Coldwater Plan Participant with a value that is not less than the sum of the amount of the distribution and the amount forfeited at the time the distribution was made, unadjusted for any subsequent gains or losses. Thereafter, the portion of such Former Coldwater Plan Participant’s Account that is derived from Coldwater Prior Employer Contributions shall be 100% nonforfeitable. The sources for restoration of the Former Coldwater Plan Participant’s forfeitures shall, in the discretion of the Employer, be income or gain to the Plan, forfeitures or Employer Contributions.”

XXX.

The reference to “Section 1.1(88)” in Section 6.4 of the Plan is hereby deleted and replaced with a reference to “Subsection 1.1(91)”.

XXXI.

The last sentence of Subsection 6.7(4) of the Plan is hereby amended in its entirety to read as follows:

“The Committee may require a Member who is a Former Weartech Plan Participant, Former Rimrock Plan Participant, Former Wolf Plan Participant, Former Pro-Systems Plan Participant, Former Tennessee Rand Plan Participant or Former Coldwater Plan Participant to submit to a physical examination in order to confirm the Member’s Disability.”

XXXII.

The second sentence of Subsection 6.7(5) of the Plan is hereby amended in its entirety to read as follows:

“A Member who is a former Employee and (i) either (A) a Former Pro-Systems Plan Participant or (B) a Former Coldwater Plan Participant, or (ii) a Beneficiary of such a Member, may request, on a form provided by and filed with the Committee, a withdrawal of a portion of his Vested Interest in his Account.”

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XXXIII.

Section 6.8 of the Plan is hereby amended in its entirety to read as follows:

“6.8Effect of Five Consecutive 1-Year Breaks in Service on Vesting Service. If a Member’s Employment Severance occurs and he is subsequently rehired as an Employee after incurring five consecutive 1 Year Breaks in Service, Years of Vesting Service after such five year period shall not be taken into account for the purpose of determining his Vested Interest in the amount attributable to Employer Contributions, Weartech Prior Matching Contributions, Harris Prior Employer Contributions, Rimrock Prior Employer Contributions, Wolf Prior Employer Contributions, Pro-Systems Prior Employer Contributions, Techalloy Prior Employer Contributions, Tennessee Rand Prior Employer Contributions, Wayne Trail Prior Employer Contributions or Coldwater Prior Employer Contributions allocated to his Account before such five year period.”

XXXIV.

The portion of Section 9.4 of the Plan preceding the colon is hereby amended in its entirety to read as follows:

“9.4Disability Claims and Review Procedure for Former Weartech, Rimrock, Wolf, Pro-Systems, Tennessee Rand and Coldwater Plan Participants. Notwithstanding any other provision of this Article IX to the contrary, in the case of a determination of Disability (other than pursuant to the Federal Social Security Act) involving a Former Weartech Plan Participant, Former Rimrock Plan Participant, Former Wolf Plan Participant, Former Pro-Systems Plan Participant, Former Tennessee Rand Plan Participant or Former Coldwater Plan Participant, the following claims procedures and review procedures shall apply on or after April 1, 2018:”

XXXV.

This Amendment No. 1 may be executed by electronic signature via DocuSign or by delivery of a scanned, executed copy via facsimile transmission, by electronic mail in “portable document format” (“.pdf”) form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, each of which will have the same effect as physical delivery of the paper document bearing an original signature.

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EXECUTED at Cleveland, Ohio this 14th day of June, 2022.

THE LINCOLN ELECTRIC COMPANY

By: /s/ Michele Kuhrt

Title: Executive Vice President, Chief Human Resources Officer

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